Exhibit 10.1
EXECUTION VERSION

FIFTEENTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT

This    FIFTEENTH    AMENDMENT    TO    THE    RECEIVABLES    PURCHASE
AGREEMENT (this “Amendment”), dated as of July 28, 2023, is entered into by and among the following parties:

(i)    DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), a Delaware
limited liability company, as Seller (the “Seller”);

(ii)    DXC TECHNOLOGY COMPANY, a Nevada corporation, as Servicer (the “Servicer”);

(iii)    PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Purchaser, as
    Group Agent for its Purchaser Group and as Administrative Agent (in such capacity, the “Administrative Agent”);

(iv)    MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.)
(“MUFG”), as a Committed Purchaser and as Group Agent for its Purchaser Group;

(v)    GOTHAM FUNDING CORPORATION (“Gotham”), as a Conduit Purchaser in MUFG’s Purchaser Group;

(vi)    THE BANK OF NOVA SCOTIA (“BNS”), as a Committed Purchaser and as Group Agent for its Purchaser Group;

(vii)    MIZUHO BANK, LTD. (“Mizuho”), as a Committed Purchaser and as Group
    Agent for its Purchaser Group;

(viii)    THE TORONTO DOMINION BANK (“TD Bank”), as a Committed Purchaser and as Group Agent for its Purchaser Group; and

(ix)    BANNER TRUST (“Banner Trust”), as a Conduit Purchaser in TD Bank’s Purchaser Group.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.

BACKGROUND

A.The parties hereto (other than Banner Trust) and Wells Fargo Bank, National
Association (“Wells Fargo”) have entered into a Receivables Purchase Agreement, dated as of
December 21, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).

B.    Concurrently herewith, Wells Fargo, each of the parties hereto (other than Banner Trust), PNC Capital Markets LLC, as Structuring Agent (the “Structuring Agent”), and the

Originators are entering into that certain Payoff Letter Agreement, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Payoff Letter”), pursuant to which, among other things, Wells Fargo is being removed as a party to the Receivables Purchase Agreement.

C.    Concurrently herewith, each of the parties hereto (other than the Conduit Purchasers) and the Structuring Agent, are entering into that certain Eleventh Amended and Restated Fee Letter, dated as of the date hereof, (the “Amended Fee Letter”, and together with the Payoff Letter, collectively, the “Related Agreements”).

D.    In connection with this Amendment, Banner Trust desires to join the Receivables Purchase Agreement in the capacity of a Conduit Purchaser.

The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Joinder of Banner Trust and Assignment of Capital.

(a)Joinder. Effective as of the date hereof, (i) Banner Trust hereby becomes a party to the Receivables Purchase Agreement as a Conduit Purchaser thereunder with all the rights, interests, duties and obligations of a Conduit Purchaser thereunder and (ii) TD
Bank, as a Committed Purchaser and Banner Trust as a related Conduit Purchaser, shall constitute the members of a new Purchaser Group, and both TD Bank and Banner Trust hereby appoint TD Bank as the Purchaser Agent for such Purchaser Group.

(b)    Assignment of Capital. On the date hereof, TD Bank will assign all of its outstanding Capital (but not its Commitments) to Banner, and Banner hereby assumes and accepts such assignment of Capital on the date hereof.

(c)    Consent to Joinder. The parties hereto hereby consent to the joinder of Banner Trust as a Conduit Purchaser party to the Receivables Purchase Agreement on the terms set forth in clause (a) above and to the assignment by TD Bank of all of its outstanding Capital (but not its Commitments) to Banner Trust on terms set forth in clause
(b) above, in each case, as set forth above on a one-time basis.

(d)    Credit Decision. Banner Trust (i) confirms to the Administrative Agent that it has received a copy of the Receivables Purchase Agreement, the other Transaction Documents, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and (ii) agrees that it will, independently and without reliance upon the Administrative Agent (in any capacity) or any of its Affiliates, based on such documents and information as Banner Trust shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Purchase Agreement and any other Transaction Document. The Administrative Agent makes no representation or warranty and assumes no responsibility with respect to (x) any statements, warranties or representations made in or in connection with the Receivables Purchase Agreement, any other Transaction

Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Receivables Purchase Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto or (y) the financial condition of any of the Seller, the Servicer, the parties to the Performance Guaranty or the Originators or the performance or observance by any of the Seller, the Servicer, the parties to the Performance Guaranty or the Originators of any of their respective obligations under the Receivables Purchase Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.

SECTION 2. Non-Ratable Investment; Consent.

(a)    Notwithstanding the requirements set forth in Sections 2.01 and 2.02 of the Receivables Purchase Agreement, the Seller hereby requests on a one-time basis that in connection with this Amendment, each Group Agent make a non-ratable investment on the date hereof in the applicable amount set forth on Exhibit B hereto. For administrative convenience, the Seller hereby requests that each Group Agent fund the investment requested hereto to the applicable account(s) set forth on Exhibit B hereto. Each of the parties hereto agrees that this Amendment shall constitute an Investment Request pursuant to Section 2.02(a) of the Receivables Purchase Agreement notwithstanding that such Investment Request is not being delivered in the form of Exhibit A to the Receivables Purchase Agreement.

(b)    Notwithstanding the foregoing, and for the avoidance of doubt, no Group Agent shall be required to make or fund (or cause any Purchaser to fund) the Investments described in clause (a) above unless all the conditions precedent set forth in Section 6.02 of the Receivables
Purchase Agreement have been satisfied or waived.

(c)    Each of the parties hereto consents to the foregoing non-ratable Investments to be funded by each Group Agent on a one-time basis on the date hereof and on the terms set forth in this Section 2.

SECTION 3. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.

SECTION 4. Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrative Agent, each Purchaser and each Group Agent, as follows:

(a)Representations and Warranties. Immediately after giving effect to this
Amendment, the representations and warranties made by such Person in the Transaction
Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)    Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

(c)    No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination, Non- Reinvestment Event, Unmatured Event of Termination or Unmatured Non-Reinvestment Event.

SECTION 5. Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of each of the documents, agreements (in fully executed form), officer’s certificates, opinions of counsel and other deliverables listed on the closing memorandum attached as Annex A hereto, in each case, in form and substance acceptable to the Administrative Agent.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 9. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement.

SECTION 10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

SECTION 11. Reaffirmation. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

DXC RECEIVABLES LLC,
as Seller

By: /s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title:    President, Treasurer and Secretary

DXC TECHNOLOGY COMPANY,
as Servicer

By: /s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: Vice President and Treasurer

Fifteenth Amendment to the
Receivables Purchase
Agreement (DXC Receivable LLC)

754694075 16518096

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Christopher Blaney
Name: Christopher Blaney
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser

By: /s/ Christopher Blaney
Name: Christopher Blaney
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Group Agent for its Purchaser Group

By: /s/ Christopher Blaney
Name: Christopher Blaney
Title: Senior Vice President

Fifteenth Amendment to the
Receivables Purchase
Agreement (DXC Receivable LLC)

754694075 16518096

MUFG BANK, LTD.,
as a Committed Purchaser

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

MUFG BANK, LTD.,
as Group Agent for its Purchaser Group

By: /s/ Eric Williams      Name: Eric Williams
Title: Managing Director

GOTHAM FUNDING
CORPORATION,
as a Conduit Purchaser

By: Name:
Title:

Fifteenth Amendment to the
Receivables Purchase
Agreement (DXC Receivable LLC)

S-3

MUFG BANK, LTD.,
as a Committed Purchaser

By:
Name:
Title:

MUFG BANK, LTD.,
as Group Agent for its Purchaser Group

By:
Name:
Title:

GOTHAM FUNDING
CORPORATION,
as a Conduit Purchaser

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

Fifteenth Amendment to the
Receivables Purchase
Agreement (DXC Receivable LLC)

THE BANK OF NOVA
SCOTIA,
as a Committed Purchaser

By: /s/ Douglas Noe
Name: Douglas Noe
Title: Managing Director

THE BANK OF NOVA
SCOTIA,
as Group Agent for its Purchaser Group

By: /s/ Douglas Noe
Name: Douglas Noe
Title: Managing Director

Fifteenth Amendment to the
Receivables Purchase
Agreement (DXC Receivable LLC)

MIZUHO BANK, LTD.,
as a Committed Purchaser

By: /s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

MIZUHO BANK, LTD.,
as Group Agent for its Purchaser Group

By: /s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

Fifteenth Amendment to the
Receivables Purchase
Agreement (DXC Receivable LLC)

THE TORONTO DOMINION
BANK,
as Committed Purchaser
By: /s/ Luna Mills
Name: Luna Mills
Tittle: Managing Director

THE TORONTO DOMINION
BANK,
as Group Agent for its Purchaser
Group

By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director

COMPUTERSHARE TRUST
COMPANY OF CANADA,
in its capacity as Trustee of
BANNER TRUST,
by its Financial Services Agent,
TD SECURITIES, INC.,
as a Conduit Purchaser

By: /s/ Prem Williams
Name: Prem Williams
Title: Director

Fifteenth Amendment to the
Receivables Purchase
Agreement (DXC Receivable LLC)

754694075 16518096

ACKNOWLEDGE AND AGREED TO BY:

DXC TECHNOLOGY COMPANY,
as the Performance Guarantor

By: /s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: Vice President and Treasurer

Fifteenth Amendment to the
Receivables Purchase
Agreement (DXC Receivable LLC)

754694075 16518096

Exhibit A

Amendments to the Receivables Purchase Agreement [Attached]

Exhibit A

754694075 16518096

EXECUTION VERSION

EXHIBIT A to Fifteenth Amendment, dated as of July 28, 2023 ~~EXHIBIT A to~~Conformed through Fourteenth Amendment, dated as of December 21, 2022 Conformed through Thirteenth Amendment, dated as of September 1, 2022
Conformed through Twelfth Amendment, dated as of July 29, 2022 Conformed through Eleventh Amendment, dated as of July 30, 2021 Conformed through Tenth Amendment, dated as of August 6, 2020 Conformed through Ninth Amendment, dated as of May 29, 2020 Conformed through Eighth Amendment, dated as of February 18, 2020 Conformed through Seventh Amendment, dated as of November 22, 2019 Conformed through Sixth Amendment, dated as of August 21, 2019 Conformed through the Fifth Amendment, dated as of June 25, 2019 Conformed through the Fourth Amendment, dated as of September 24, 2018 Conformed through the Third Amendment, dated as of August 22, 2018 Conformed through Second Amendment, dated as of September 15, 2017 Conformed through First Amendment, dated as of January 24, 2017

RECEIVABLES PURCHASE AGREEMENT

Dated as of December 21, 2016 by and among
DXC RECEIVABLES LLC,

as Seller,

THE PERSONS FROM TIME TO TIME PARTY HERETO,

as Purchasers and as Group Agents, PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, DXC TECHNOLOGY COMPANY,
as Servicer, and
PNC CAPITAL MARKETS LLC,

as Structuring Agent
754694075 16518096

“CP Rate Capital” means, at any time, any Capital (or portion thereof) of any CP Rate Purchaser, which Capital (or portion thereof) is then being funded by such CP Rate Purchaser through the issuance of Notes. For the avoidance of doubt, to the extent any CP Rate Purchaser funds any Capital through its Liquidity Agreement or any other Program Support Agreement, rather than through the issuance of Notes, such Capital shall not constitute CP Rate Capital.

“CP Rate Purchaser” means any Conduit Purchaser that is a member of (i) MUFG Bank, Ltd.’s Purchaser Group or (ii) The Toronto Dominion Bank’s Purchaser Group.

“Credit Agreement” means that certain Revolving Credit Agreement, dated as of November 1, 2021, by and among DXC Technology Company, as borrower, the financial institutions listed therein as lenders and Citibank, N.A., as administrative agent for the lenders thereunder (as amended, restated, supplemented or otherwise modified from time to time).

“Credit and Collection Policy” means, as the context may require, those receivables credit and collection policies and practices of the Originators in effect on the Closing Date and described in Exhibit E, as modified in compliance with this Agreement.

“Credit Risk Retention Rules” means (i) Section 15G of the Securities Exchange Act of 1934, as amended, and (ii) Articles 404-410 of the EU Capital Requirements Regulation (including Article 122a of the Banking Consolidation Directive), in each case, together with the rules and regulations thereunder.

“Daily 1M SOFR” means, for any day, the rate per annum determined by the applicable Group Agent equal to the Term SOFR Reference Rate for such day for a one (1) month period, as published by the Term SOFR Administrator; provided, that if Daily 1M SOFR, determined as provided above, would be less than the SOFR Floor, then Daily 1M SOFR shall be deemed to be the SOFR Floor. The rate of interest will be adjusted automatically as of each Business Day based on changes in Daily 1M SOFR without notice to the Seller.

“Days’ Sales Outstanding” means, for any Fiscal Month, an amount computed as of the last day of such Fiscal Month equal to: (a) the average of the Outstanding Balance of all Pool Receivables (other than Unbilled Receivables) as of the last day of each of the three most recent Fiscal Months ended on the last day of such Fiscal Month, divided by (b) (i) the aggregate initial Outstanding Balance of all Pool Receivables (other than Unbilled Receivables) generated by the Originators during the three most recent Fiscal Months ended on the last day of such Fiscal Month, divided by (ii) 90.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), the interest rate per annum determined by the applicable Group Agent equal to SOFR for the day (the “SOFR Determination Date”) that is 2 Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily

754694075 16518096	8

in its discretion by prior written notice thereof to the Administrative Agent and each Group Agent; provided, however, that no Sale Date shall occur on or after the Termination Date.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any comprehensive territorial Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, or the European Union, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the Office of Foreign Asset Control of the U.S. Department of Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Scheduled Termination Date” means July ~~28~~26, ~~2023~~2024, as such date may be extended from time to time pursuant to Section 2.02(g).

“Scheduled Unavailability Date” has the meaning set forth in Section 5.06(b)(ii).

“SEC” means the U.S. Securities and Exchange Commission or any governmental agencies substituted therefor.

“Secured Parties” means each Purchaser Party, each Seller Indemnified Party and each Affected Person.

“Securities Act” means the Securities Act of 1933, as amended or otherwise modified from time to time.

“Seller” has the meaning specified in the preamble to this Agreement. “Seller Collateral” has the meaning set forth in Section 15.09. “Seller Guaranty” has the meaning set forth in Section 15.01.
“Seller Indemnified Amounts” has the meaning set forth in Section 13.01(a). “Seller Indemnified Party” has the meaning set forth in Section 13.01(a).
“Seller Obligations” means all present and future indebtedness, reimbursement obligations, and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Seller to any Purchaser Party, Seller Indemnified Party and/or any Affected Person, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, and shall include, without limitation, all obligations of the Seller in respect of the Seller Guaranty and the payment of all Capital, Yield, Fees, Erroneous Payment Subrogation Rights, and other amounts due or to become due under the Transaction Documents

754694075 16518096	29

during each Yield Period on each Settlement Date in accordance with the terms and priorities for payment set forth in Section 4.01.

Section 2.04 Records of Investments and Capital. Each Group Agent shall record in its records, the date and amount of each Investment made by the Purchasers in its Group hereunder, the Yield Rate with respect to the related Capital (and each portion thereof), the Yield accrued on such Purchasers’ Capital and each repayment and payment thereof. Subject to Section 14.03(c), such records shall be conclusive and binding absent manifest error. The failure to so record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the Seller hereunder or under the other Transaction Documents to repay the Capital of each Purchaser, together with all Yield accruing thereon and all other Seller Obligations.

Section 2.05 Selection of Yield Rates. As of the Closing Date, each Purchaser has designated the type of Yield Rate for all Investments (other than CP Rate Capital) made by such Purchaser as one of (i) the Term SOFR Rate or (ii) Daily 1M SOFR (each, a “Purchaser Designated Reference Rate”). Each Purchaser may from time to time after the Closing Date, elect to change or continue the Purchaser Designated Reference Rate borne by each Investment made by such Purchaser by notice to the Seller not later than 11:00 a.m. (New York City time), one (1) Business Day prior to the beginning of any Yield Period. As of July 29, 2022: (a) Daily 1M SOFR is the Purchaser Designated Reference Rate for each Purchaser in the Group for which PNC Bank, National Association is the Group Agent, for each Purchaser in the Group for which The Bank of Nova Scotia is the Group Agent and for each Purchaser in the Group for which The Toronto Dominion Bank is the Group Agent and (b) Term SOFR Rate is the Purchaser Designated Reference Rate for each Purchaser in the Group for which ~~Wells Fargo Bank, National Association is the Group Agent, for each Purchaser in the Group for which~~ Mizuho Bank, Ltd. is the Group Agent and for each Purchaser in the Group for which MUFG Bank, Ltd. is the Group Agent.

Section 2.06 Defaulting Purchasers and Exiting Purchasers. Notwithstanding any provision of this Agreement to the contrary, if any Purchaser becomes a Defaulting Purchaser or an Exiting Purchaser, then the following provisions shall apply for so long as such Purchaser is a Defaulting Purchaser or an Exiting Purchaser; provided, however, that only clause (d) below shall apply to an Exiting Purchaser that is not also a Defaulting Purchaser:

(a)    Commitment Fees (as defined in the Fee Letter) shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Purchaser.

(b)    The Commitment and Capital of such Defaulting Purchaser shall not be included in determining whether the Majority Group Agents have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 14.01); provided, that, except as otherwise provided in Section 14.01, this clause (b) shall not apply to the vote of a Defaulting Purchaser in the case of an amendment, waiver or other modification requiring the consent of such Purchaser or each Purchaser directly affected thereby (if such Purchaser is directly affected thereby).

(c)    In the event that the Administrative Agent, the Seller and the Servicer each agrees in writing that a Defaulting Purchaser has adequately remedied all matters that

754694075 16518096

MUFG BANK, LTD.,
as a Committed Purchaser

By:
Name:
Title:

~~WELLS FARGO~~MUFG BANK, ~~NATIONAL ASSOCIATION~~LTD.,
as ~~a Committed~~Group Agent for its Purchaser Group

By:
Name:
Title:

GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By:
Name:
Title:

S-3
754694075 16518096

THE BANK OF NOVA SCOTIA,
as a Committed Purchaser

By:
Name:
Title:

THE BANK OF NOVA SCOTIA,
as Group Agent for its Purchaser Group

By:
Name:
Title:

S-4
754694075 16518096

MIZUHO BANK, LTD.,
as a Committed Purchaser

By:
Name:
Title:

MIZUHO BANK, LTD.,
as Group Agent for its Purchaser Group

By:
Name:
Title:

754694075 16518096

S-5

THE TORONTO DOMINION BANK,
as a Committed Purchaser

By:
Name:
Title:

~~WELLS FARGO~~THE TORONTO DOMINION BANK, ~~NATIONAL ASSOCIATION,~~
as Group Agent for its Purchaser Group

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY OF CANADA,
in its capacity as Trustee of BANNER TRUST,
by its Financial Services Agent, TD SECURITIES, INC.,
as a Conduit Purchaser

By:
Name:
Title:

S-6
754694075 16518096

SCHEDULE I
Groups And Commitments

Group of PNC Bank, National Association
Party	Capacity	Commitment
PNC Bank, National Association	Committed Purchaser	$~~100,000,000.00~~110,000 ,000.00
PNC Bank, National Association	Group Agent	N/A

~~Group of Wells Fargo Bank, National Association~~
~~Party~~	~~Capacity~~	~~Commitment~~
~~Wells Fargo Bank, National Association~~	~~Committed Purchaser~~	~~$50,000,000.00~~
~~Wells Fargo Bank, National Association~~	~~Group Agent~~	~~N/A~~

Group of MUFG Bank, Ltd.
Party	Capacity	Commitment
MUFG Bank, Ltd.	Committed Purchaser	$~~100,000,000.00~~110,000 ,000.00
MUFG Bank, Ltd.	Group Agent	N/A

Group of The Bank of Nova Scotia
Party	Capacity	Commitment
The Bank of Nova Scotia	Committed Purchaser	$~~50,000,000.00~~60,000,0 00.00
The Bank of Nova Scotia	Group Agent	N/A

Group of Mizuho Bank, Ltd.
Party	Capacity	Commitment
Mizuho Bank, Ltd.	Committed Purchaser	$~~50,000,000.00~~60,000,0 00.00
Mizuho Bank, Ltd.	Group Agent	N/A

Group of The Toronto Dominion Bank
Party	Capacity	Commitment

Schedule I-1
754694075 16518096

The Toronto Dominion Bank	Committed Purchaser	$~~50,000,000.00~~60,000,0 00.00
The Toronto Dominion Bank	Group Agent	N/A

Schedule I-2
754694075 16518096

[Certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential]
~~(D)    in the case of Wells Fargo Bank, National Association, at the following address: Wells Fargo Bank, National Association~~
~~1100 Abernathy Road Suite 1500~~
~~Atlanta, GA 30328 Facsimile:~~
~~Attention:~~
~~Email:~~
(~~E~~D)    in the case of MUFG Bank, Ltd., at the following address: MUFG Bank, Ltd.
1221 Avenue of the Americas New York, NY 10020
Attention:     Securitization Group Facsimile:
Email:
(~~F~~E)    in the case of the Bank of Nova Scotia, at the following address: The Bank of Nova Scotia
250 Vesey Street, ~~23rd~~24th Floor New York, NY 10281
Attn:
T:

(~~G~~F) in the case of Mizuho Bank, Ltd., at the following address:

Mizuho Bank, Ltd.
1271 Avenue of the Americas New York, NY 10020
Attention:
Tel:
Fax:
(~~H~~G)    in the case of The Toronto Dominion Bank, at the following address: The Toronto-Dominion Bank
77 King Street West
TD North Tower, 25th Floor
Schedule III-2

754694075 16518096

Toronto, Canada M5K 1A2
Telephone:
Attention:

(IH) in the case of any other Person, at the address for such Person specified in the other Transaction Documents; in each case, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

Schedule III-3

754694075 16518096

[Certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential]

Exhibit B

Funds Flow Memorandum